United States
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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PRUDENTIAL INVESTMENT PORTFOLIOS 9
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Prudential Investment Portfolios 9

655 Broad Street

Newark, New Jersey 07102

June 23, 2025

Dear Shareholder:

Enclosed is a notice and proxy statement relating to a special meeting (the “Meeting”) of the shareholders (the “Shareholders”) of PGIM Select Real Estate Fund (the “Fund”), a series of Prudential Investment Portfolios 9 (“PIP 9”). The Meeting is scheduled to be held at 655 Broad St. Newark, NJ 07102 on August 4, 2025, at 10 a.m. Eastern Time.

At the Meeting, Shareholders will be asked to consider and act upon the following proposal (the “Proposal”):

1. To approve a change to the classification status of the Fund from “diversified” to “non-diversified,” as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

In addition, Shareholders may be asked to vote on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees (the “Board”) of PIP 9 has approved a change in the Fund’s diversification status under the 1940 Act from diversified to non-diversified, subject to Shareholder approval. Because the Fund’s diversification policy is considered fundamental under the 1940 Act, revising or eliminating the policy requires Shareholder approval. Management and the Board believe that the Proposal is in the best interests of the Shareholders for several reasons. As a diversified fund, the Fund is currently limited in its percentage ownership of securities of any single issuer. If the reclassification is approved by Shareholders, the Fund will not be subject to this limitation and the Fund’s portfolio management team would have greater flexibility over time to increase or decrease positions in single issuers according to its relative risk expectations for these issuers. Changing the Fund’s classification to a non-diversified fund will provide the portfolio management team with enhanced flexibility to actively manage the Fund’s portfolio holdings and potentially result in better investment performance.

The Board unanimously recommends that you vote “FOR” the Proposal.

You are cordially invited to participate in the Meeting. Since it is important that your vote be represented whether or not you are able to participate, you are urged to consider these matters and to exercise your vote by completing, dating, signing, and returning the enclosed proxy card in the accompanying return envelope at your earliest convenience, or by providing your vote by telephone or over the Internet by following the enclosed instructions. Proxy cards must be received by the day before the Meeting. Votes submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting. Please respond promptly in order to save additional costs of solicitation and in order to make sure you are represented.

Sincerely,

Stuart S. Parker President

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the enclosed proxy statement for a complete description of the proposal. The following questions and answers are intended to provide a brief overview of the matter that shareholders are being asked to consider.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and are being asked to vote on the proposal because you own shares of PGIM Select Real Estate Fund (the “Fund”), a series of Prudential Investment Portfolios 9 (“PIP 9”). The Fund is seeking shareholder consideration and approval of an important proposal.

Q2. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask shareholders (the “Shareholders”) in the Fund to consider and act upon a proposal to change the classification status of the Fund from diversified to non-diversified, as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Proposal”).

Q3. What is the difference between diversified and non-diversified funds?

A. Under the 1940 Act, a fund is classified as diversified or non-diversified, which governs its ability to concentrate its investments in a limited number of issuers. When a fund is classified as “diversified” it means that, with respect to 75% of its total assets, the fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies). A “non-diversified” fund is not required to meet the standard of a diversified fund. Therefore, a non-diversified fund may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified fund.

Q4. WHY IS THE PROPOSAL IN THE BEST INTEREST OF SHAREHOLDERS?

A. As a diversified fund, the Fund is currently limited in its percentage ownership of securities of any single issuer. If the reclassification is approved by Shareholders, the Fund will not be subject to this limitation and the Fund’s portfolio management team would have greater flexibility over time to increase or decrease positions in single issuers according to its relative risk expectations for these issuers. Changing the Fund’s classification to a non-diversified fund will provide the portfolio management team with enhanced flexibility to actively manage the Fund’s portfolio holdings and potentially result in better investment performance. Changes in the real estate market over time has resulted in the Fund’s portfolio gradually becoming more concentrated as a result of increases in the market capitalization of certain issuers and the shrinking of the investment universe. The Fund is currently limited in its ability to freely adjust its portfolio positions upward or downward relative to the subadviser’s long-term outlook of an issuer’s fundamentals and the weightings of the securities in the Fund’s primary benchmark index. The Fund is actively managed and does not seek to track the holdings or issuer weightings of the benchmark index and, therefore, if the Proposal is approved by the Shareholders, the Fund may seek to hold overweight or underweight positions in specific issuers relative to the index based on the subadviser’s long-term risk and return expectations for a particular issuer. For these reasons, Fund management believes that reclassifying the Fund as a non-diversified fund is in the best interests of the Fund and its Shareholders.

Q5. WHAT HAPPENS IF THE SHAREHOLDERS DO NOT APPROVE THE RECLASSIFICATION?

A. In the event that the Shareholders do not approve the reclassification, the Board will determine what further action, if any, to take. The Board could, for example, decide to take no further action, which would mean the Fund will continue to be classified as diversified under the 1940 Act.

Q6. Will the Fund make any changes to its investment strategies if reclassified as non-diversified under the 1940 Act?

A. No. The Fund will continue to invest in accordance with its current investment strategies. As noted above, however, changing to a non-diversified fund would mean the Fund would be able to invest a greater percentage of its assets in the securities of a single issuer or in a fewer number of issuers than a fund that is classified as diversified.

Q7. Will the Fund’s risk profile increase if it is reclassified as non-diversified under the 1940 Act?

A. A non-diversified fund may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund does so, the Fund will be more susceptible to the attendant risks of a particular issuer in which it invests relative to a diversified fund that held a less concentrated position. In addition, a price change in the securities of any one of those issuers may have greater impact on the Fund’s share price than would be the case in a diversified fund. In general, because the Fund’s performance may become more closely tied to the value of a single issuer or small number of issuers, there may be an increase in volatility as compared to more diversified funds.

Q8. WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A. The special meeting (the “Meeting”) of Shareholders is scheduled to take place on August 4, 2025, at 10 a.m. Eastern Time.

Q9. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

●	Completing and signing the enclosed proxy card and mailing it in the enclosed postage paid envelope. Proxy cards must be received by the day before the Meeting.

●	Calling toll-free 1-800-690-6903 and following the instructions. Votes submitted by telephone must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting; or

●	Online at www.proxyvote.com and following the instructions. Votes submitted over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

Q10. HOW CAN I CHANGE MY VOTE?

A. Previously submitted votes may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above. Please see the Voting Information section of the proxy statement for additional information.

Q11. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes, the proxy statement can be viewed at https://www.pgim.com/investments/fund-updates.

Q12. WHAT IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A. If you require assistance or have any questions regarding the proxy statement, please call (888) 433-0258 between the hours of 10:00 a.m. and 10:00 p.m. Eastern Time, Monday-Friday.

Prudential Investment Portfolios 9

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on

August 4, 2025

June 23, 2025

To the shareholders (the “Shareholders”) of PGIM Select Real Estate Fund ( the “Fund”), a series of Prudential Investment Portfolios 9 (“PIP 9”):

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of Shareholders, will be held at 655 Broad St. Newark, NJ 07102 on August 4, 2025, at 10 a.m. Eastern Time.

The purpose of the Meeting is to consider and act upon the following proposal (the “Proposal”):

PROPOSAL .	To approve a change in the classification status of the Fund from “diversified” to “non-diversified,” as such terms are defined under the Investment Company Act of 1940, as amended (the “1940 Act”).

In addition, Shareholders may be asked to vote on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees (the “Board”) of PIP 9 has approved a change in the Fund’s diversification status under the 1940 Act from diversified to non-diversified, subject to Shareholder approval. Because the Fund’s diversification policy is considered fundamental under the 1940 Act, revising or eliminating the policy requires Shareholder approval. Management and the Board believe that the Proposal is in the best interests of the Shareholders for several reasons. As a diversified fund, the Fund is currently limited in its percentage ownership of securities of any single issuer. If the reclassification is approved by Shareholders, the Fund will not be subject to this limitation and the Fund’s portfolio management team would have greater flexibility over time to increase or decrease positions in single issuers according to its relative risk expectations for these issuers. Changing the Fund’s classification to a non-diversified fund will provide the portfolio management team with enhanced flexibility to actively manage the Fund’s portfolio holdings and potentially result in better investment performance.

The Board unanimously recommends that you vote “FOR” the Proposal.

You should read the proxy statement attached to this notice prior to completing your proxy card. The Board has fixed the close of business on June 4, 2025 as the record date for determining Shareholders entitled to notice of and to vote at the Meeting, and any adjournment or postponement thereof. This proxy statement is first being sent to Shareholders on or about June 23, 2025.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY

Regardless of whether you plan to attend the Meeting, you are requested to promptly complete, date, sign, and return the enclosed proxy card or voting instruction form in the enclosed postage-paid envelope. Alternatively, you may vote by telephone or over the Internet as described in the enclosed proxy statement. Proxy cards must be received by the day before the Meeting. Votes submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

By Order of the Board of Trustees of Prudential Investment Portfolios 9,

Andrew French,
Secretary

PROXY STATEMENT

For

Prudential Investment Portfolios 9

Dated June 2, 2025

655 Broad Street
Newark, New Jersey 07102

This Proxy Statement (the “Proxy Statement”) relates to the solicitation by the Board of Trustees (the “Board”) of Prudential Investment Portfolios 9 (“PIP 9”) of proxies for the special meeting (the “Meeting”) of shareholders (the “Shareholders”) of PGIM Select Real Estate Fund (“Select Real Estate” or the “Fund”), a series of PIP 9. The Meeting is scheduled to be held at 655 Broad St. Newark, NJ 07102 on August 4, 2025, at 10 a.m. Eastern Time.

This Proxy Statement is being furnished to Shareholders who, as of the close of business on June 4, 2025 (the “Record Date”), owned shares of the Fund. Shareholders are being provided the opportunity to vote to approve the proposal contained in this Proxy Statement in connection with the solicitation by the Board of proxies for the Meeting. The number of shares outstanding for each class of the Fund on the Record Date can be found in Appendix A. Each share of the Fund that you own entitles you to one vote on the proposal described herein (a fractional share has a fractional vote).

PIP 9 is an open-end investment company that is organized as Delaware business trust.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on August 4, 2025.

This Proxy Statement, which you should retain for future reference, contains important information regarding the proposal that you should know before voting. Additional information about the Fund has been filed with the SEC and is available upon oral or written request. This Proxy Statement will be available at https://www.pgim.com/investments/fund-updates. Distribution of this Proxy Statement to Shareholders is scheduled to begin on or about June 23, 2025.

PGIM Investments LLC (“PGIM Investments”) serves as the investment manager for the Fund. PGIM Real Estate, a business unit of PGIM, Inc., serves as the investment subadviser for the Fund. Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), is the principal underwriter of the Fund. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934. The mailing address for PGIM Investments, PIMS, and the Fund’s principal office is 655 Broad Street, Newark, New Jersey 07102. The mailing address for PGIM Real Estate’s principal office is 655 Broad Street, Newark, New Jersey 07102.

Shareholders as of the close of business on the Record Date are entitled to vote at the Meeting. Additional information regarding voting rights, required Shareholder vote and voting procedures is included at the end of this Proxy Statement in the section entitled “Voting Information.”

PROPOSAL

TO APPROVE A CHANGE IN THE FUND’S CLASSIFICATION STATUS FROM DIVERSIFIED TO

NON-DIVERSIFIED

The Fund is currently classified as a diversified fund for purposes of Section 5(b)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”). As a diversified fund, the Fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, the Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to U.S. government securities, securities of other investment companies, cash and cash items (including receivables).

At a meeting held on May 9, 2025 (the “Board Meeting”), the Board approved a change to the Fund’s diversification status from diversified to non-diversified, subject to shareholder approval. If approved by the Shareholders, the Fund will no longer be subject to the diversification limitation discussed above. The Board recommends a vote “FOR” a change in the Fund’s diversification status from diversified to non-diversified.

The Fund’s current investment objective is to seek capital appreciation and income. Currently, the Fund seeks to achieve its investment objective by investing primarily in real estate securities. The Fund normally invests at least 80% of its investable assets in equity and equity-related securities of real estate companies, principally real estate investment trusts (“REITs”), and other real estate securities. The term “investable assets” refers to the Fund’s net assets plus any borrowings for investment purposes. The Fund’s investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

The change in the Fund’s diversification status is being proposed because, as a diversified fund, the Fund is generally limited as to the amount it may invest in any single issuer. By contrast, a non-diversified fund has flexibility to invest a greater percentage of its assets in a smaller number of issuers.

PGIM Investments LLC, the Fund’s investment manager, and PGIM Real Estate, the Fund’s investment subadviser, believe that reclassifying the Fund as non-diversified is in the best interests of the Fund and its shareholders because it would provide the portfolio management team with increased investment flexibility to optimally size positions to potentially deliver strong investment results. If the Proposal is approved by the Shareholders, the Fund would be permitted to invest a larger percentage of its assets in a smaller number of issuers and would no longer be subject to the diversification requirements of the 1940 Act.

Shareholders should note that if the change in the Fund’s diversification status from diversified to non-diversified is approved, the Fund may be subject to additional investment risks. This is because, as a non-diversified fund, the Fund would be permitted to invest a greater percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. Accordingly, if the Proposal is approved by the Shareholders, the Fund could be subject to greater risk than it currently is subject to as a diversified fund.

In addition, although the Fund would no longer be subject to the 1940 Act diversification restrictions if the Shareholders approve the Proposal at the Meeting, the Fund intends to continue to comply with federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). For purposes of the IRC, the Fund operates as a “regulated investment company.” Under the IRC, the Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships. These federal tax diversification requirements, or the Fund’s determination to comply with them, may change in the future without Shareholder approval.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE, OR PROVIDE VOTING INSTRUCTIONS, “FOR” THE PROPOSAL TO CHANGE TO THE FUND’S DIVERSIFICATION STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED.

If the Proposal is approved by the Shareholders, the change will become effective when the Fund’s registration statement is revised to reflect the approval of the Proposal.

Information about PGIM

PGIM Investments LLC (“PGIM Investments” or the “Manager”) is the investment manager for the Trust. PGIM Investments is registered with the SEC as an investment adviser and is an indirect wholly-owned subsidiary of Prudential Financial. PGIM Investments is responsible for the overall management of the investment operations of the Fund, including oversight of the subadvisers. PGIM Investments’s principal place of business is at 655 Broad Street, Newark, New Jersey 07102.

As of April 30, 2025, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $308.5 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. PGIM Investments has been in the business of providing advisory services since 1996.

VOTING INFORMATION

Voting Rights

For the Meeting, forty percent (40%) of Fund shares entitled to vote shall constitute a quorum at the Meeting, present either in attendance at the Meeting or by proxy. If a quorum is present but sufficient votes to approve the Proposal are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund’s shares represented at the Meeting, either in attendance at the Meeting or by proxy, and voting on the question of adjournment. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” the Proposal in favor of such an adjournment and will vote those proxies required to be voted “AGAINST” the Proposal against such adjournment. For purposes of determining the presence of a quorum, abstentions and broker non-votes, if any, will be treated as shares that are present at the Meeting. Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment. The Board also may postpone the Meeting of shareholders of the Fund prior to the Meeting with notice to the shareholders entitled to vote at or to receive notice of that Meeting.

Pursuant to Section 13(a)(1) of the 1940 Act, to change the Fund’s diversification status from diversified to non-diversified and to eliminate or change the related fundamental investment restriction, the change must be approved by the lesser of (1) 67% or more of the Fund’s voting securities present at the Meeting, if the holders of more than 50% of the Fund’s outstanding voting shares are in attendance at the Meeting or represented by proxy, or (2) more than 50% of the Fund’s outstanding voting securities.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution), and if you return a properly executed and dated proxy card that does not specify how you wish to vote on the Proposal, your shares will be voted “FOR” the Proposal.

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. Broker-dealer firms may, without instructions, give a proxy to vote on “routine” matters if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal to change the Fund’s diversification status from diversified to non-diversified  is a non-routine matter; therefore, if instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, broker-dealers may not vote on the Proposal on behalf of the broker-dealer firms’ customers and beneficial owners. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the Proposal may be deemed an instruction to vote such shares in favor of the Proposal.

Votes cast by proxy or at the Meeting through attendance will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat withheld votes and “broker non-votes,” if any, as present for purposes of determining a quorum. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. Abstentions and broker non-votes will have the same effect as a vote against the Proposal.

Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the Proposal at any time before a vote is taken on the Proposal by filing with the Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting at the Meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker or other intermediary, please consult your bank, broker or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Proxy Solicitation Costs

The expenses of preparing, printing and mailing these proxy solicitation materials and all other costs in connection with the solicitation of proxies for the Proposal will be borne by PGIM or its affiliates. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, electronic communications, telephone, facsimile or personal interview by representatives of the Fund, the Manager or its affiliates, by the transfer agent of the Fund and by dealers or their representatives. The Fund has also retained Sodali & Co Fund Solutions (“Sodali & Co”) to assist in any additional proxy solicitation. The estimated cost of solicitation by Sodali & Co and other proxy related costs (including printing and mailing) is approximately $60,000. These costs are estimates only and are subject to change.

Under the agreement with Sodali & Co, Sodali & Co will be paid telephone solicitation expenses (as needed) incurred for reminder calls, outbound telephone voting, confirmation of verbal votes, inbound telephone contact, answering messages, and obtaining shareholders’ telephone numbers, and expenses incurred for immediate action letters and providing additional materials upon shareholder request. The agreement also provides that Sodali & Co shall be indemnified against certain liabilities and expenses, including liabilities that could arise under the federal securities laws.

Adjournment

If sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the officers of the Fund may propose one or more adjournments or postponements of the Meeting to permit further solicitation.

OTHER INFORMATION

Other Business

The Board knows of no other matters which are likely to be brought before the Meeting. In the event any other matters do properly come before the Meeting, however, the persons named in the enclosed proxy will vote the proxies in accordance with their best judgment.

Shareholder Proposals

The Fund is not required and does not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required by law or as otherwise determined by the Board. Any shareholder desiring to present a proposal for consideration at a subsequent meeting of shareholders of the Fund must submit the proposal in writing, so that it is received by the Fund within a reasonable time before any meeting. The proposals should be sent to the Fund at its address stated on the first page of this Proxy Statement.

* * * * *

Copies of the Fund’s most recent annual report and most recent semi-annual report succeeding the annual report, if any, previously have been delivered to Shareholders. The financial statements for the Fund are available in the Fund’s Form N-CSR filed with the SEC and on the Fund’s website. Shareholders may request additional copies of the Fund’s annual or semi-annual reports, free of charge, by calling 1-877-778-2100, or by writing to Prudential, c/o Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789.

To reduce Fund expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one Proxy Statement per household, unless you instruct us or your financial intermediary otherwise. If each Fund shareholder in your household would like to receive a copy of the Proxy Statement or shareholder reports, please call us toll free at (800) 225-1852.

Principal Shareholders of the Fund

The persons who, as of the Record Date, held of record 5% or more of any class of the Fund’s shares are set forth in Appendix B. To the knowledge of the Fund, no other persons own, directly or beneficially, 5% or more of any class of the Fund’s shares.

WE NEED YOUR VOTE. IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY CARD PROMPTLY.

APPENDIX A

Outstanding Shares/Net Assets

The table below set forth the number of shares outstanding and the net assets of the Fund, as of the Record Date:1

Fund Share Class	Outstanding Shares	Net Assets
Class A	211,318	$2,834,519
Class C	106,848	$1,411,887
Class Z	12,110,767	$162,751,680
Class R6	1,400,331	$19,152,202

[1]	As of June 4, 2025, to the knowledge of the Fund’s management, the trustees and officers of the Fund owned, as a group, less than 1% of all outstanding shares of the Fund.

A-1

APPENDIX B

5% Beneficial Share Ownership

FIVE PERCENT SHAREHOLDERS

As of June 4, 2025, to the best knowledge of the Fund, the following persons beneficially owned more than 5% of the outstanding shares of the Fund:

Fund Name	Registration Address Block	Total Share Balance	Per of Cusip
PGIM SELECT REAL ESTATE CL A	FIIOC FBO HORIZONS 401K PLAN 100 MAGELLAN WAY #KW1C COVINGTON KY 41015-1987	10,664.154	5.05%
PGIM SELECT REAL ESTATE CL A	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	30,283.463	14.33%
PGIM SELECT REAL ESTATE CL A	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	52,386.450	24.79%
PGIM SELECT REAL ESTATE CL A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402- 2405	61,696.123	29.20%

Fund Name	Registration Address Block	Total Share Balance	Per of Cusip
PGIM SELECT REAL ESTATE CL C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	46,950.921	43.94%
PGIM SELECT REAL ESTATE CL C	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	15,553.235	14.56%
PGIM SELECT REAL ESTATE CL C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402- 2405	15,048.747	14.08%
PGIM SELECT REAL ESTATE CL C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	15,901.641	14.88%

Fund Name	Registration Address Block	Total Share Balance	Per of Cusip
PGIM SELECT REAL ESTATE CL Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	1,154,165.297	9.53%
PGIM SELECT REAL ESTATE CL Z	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	879,913.764	7.27%
PGIM SELECT REAL ESTATE CL Z	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5,514,034.262	45.53%
PGIM SELECT REAL ESTATE CL Z	CHARLES SCHWAB CO 211 MAIN ST SAN FRANCISCO CA 94105- 1901	2,605,996.065	21.52%
PGIM SELECT REAL ESTATE CL Z	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	811,792.308	6.70%

Fund Name	Registration Address Block	Total Share Balance	Per of Cusip
PGIM SELECT REAL ESTATE CL R6	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	98,405.674	7.03%
PGIM SELECT REAL ESTATE CL R6	PGIM REAL ASSETS FUND ATTN EDWARD CAMPBELL AND JOEL M KALLMAN 2 GATEWAY CTR FL 4 NEWARK NJ 07102-5003	1,022,824.826	73.04%

KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date PGIM INVESTMENTS LLC 655 BROAD STREET NEWARK, NJ 07102 1. To approve a change to the classification status of the PGIM Select Real Estate Fund from diversified to non-diversified as such terms are defined in the Investment Company Act of 1940, as amended. V75757-S15471 The Board of Directors recommends you vote FOR the following proposal: NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person. Please be sure to sign and date this proxy card. ! ! ! For Against Abstain To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. V75758-S15471 The Prudential Investment Portfolios 9 655 Broad Street Newark, New Jersey 07102 SPECIAL MEETING OF SHAREHOLDERS (the “Meeting”) August 4, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PRUDENTIAL INVESTMENT PORTFOLIOS 9 (“PIP 9”) FOR THE MEETING OF SHAREHOLDERS OF PGIM SELECT REAL ESTATE FUND (THE “FUND”), A SERIES OF PIP 9. The undersigned hereby appoints Claudia DiGiacomo, Andrew French, Patrick McGuinness and George Hoyt as proxies (collectively, the “Proxies”), each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the Shares of the Fund held of record by the undersigned on June 4, 2025, at the Meeting to be held on August 4, 2025, or any adjournment or postponement thereof. THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY CARD IS PROPERLY EXECUTED WILL BE VOTED FOR THE PROPOSAL IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT (“PROXY STATEMENT”) DATED JUNE 2, 2025 FOR DISCUSSION OF THE PROPOSAL. THE PROXY STATEMENT IS AVAILABLE AT: https://www.pgim.com/investments/fund-updates. IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement thereof. If you simply sign and date the proxy card but give no voting instructions, your Shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment or postponement of the Meeting. PLEASE SIGN AND DATE ON THE REVERSE SIDE